VANECK VECTORSTM CEF MUNICIPAL INCOME ETF*

Ticker: XMPT®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
SEPTEMBER 1, 2016

XMPTSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated September 1, 2016, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

VanEck VectorsTM CEF Municipal Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEFMX Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.14%
Acquired Fund Fees and Expenses(a)	1.16%

Total Annual Fund Operating Expenses(b)	1.70%
Fee Waivers and Expense Reimbursement(b)	-0.14%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	1.56%

(a)

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by the Underlying Funds (as defined herein). These expenses are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

* Prior to May 1, 2016, the Fund’s name was Market Vectors CEF Municipal Income ETF.

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YEARS	EXPENSES

1	$159
3	$522
5	$910
10	$1,997

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). The Fund is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The Fund normally invests at least 80% of its total assets in securities of issuers that comprise the Fund’s benchmark index. The CEFMX Index is comprised of shares of U.S.-listed closed-end funds. The Underlying Funds invest in municipal bonds issued by states or local governments or agencies the income of which is exempt from U.S. federal income tax, but a portion of this income may be subject to the AMT and will generally be subject to state income taxes. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) requires shareholder approval before it can be changed. The Fund may count investments that generate income subject to the AMT toward the 80% investment requirement.

The Investment Company Act of 1940, as amended (the “1940 Act”), places limits on the percentage of the total outstanding stock of an Underlying Fund that may be owned by the Fund; however, exemptive relief from the Securities and Exchange Commission (the “SEC”) permits it to invest in Underlying Funds in excess of this limitation if certain conditions are met (the “Exemptive Relief”).

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the CEFMX Index by investing in a portfolio of securities that generally replicates the CEFMX Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the CEFMX Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Fund of Funds Risk. The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund is subject to the risks of the Underlying Funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds, absorbing duplicative levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. The shares of a closed-end fund may trade at a discount or premium to their net asset value (“NAV”). A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the Underlying Funds. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage and may expose the Fund to the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns on the Shares) will be diminished.

To comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

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Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Market Risk. The prices of the securities in the Underlying Funds are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Municipal Securities Risk. The Underlying Funds may invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

High Yield Securities Risk. The Underlying Funds may invest in high yield securities. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an Underlying Fund’s ability to arrive at a fair value for certain securities. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations and/or default completely on securities. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Underlying Funds may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund and each Underlying Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and has begun to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Call Risk. The Underlying Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Underlying Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Underlying Fund’s net investment income, resulting in a decline in the Fund’s income.

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Tax Risk. There is no guarantee that the Underlying Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Underlying Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Underlying Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Liquidity Risk. Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.

Leverage Risk. Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Anti-Takeover Measures Risk. Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.

Non-Diversified Risk. Some of the Underlying Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in the obligations of a single issuer. As a result, the gains and losses on an investment in such an Underlying Fund may have a greater impact on the Fund’s NAV and may make the value of the Fund’s investment in such an Underlying Fund more volatile than an investment in more diversified Underlying Funds.

Risk of Investment Restrictions. The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Index Tracking Risk. The Fund’s return may not match the return of the CEFMX Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CEFMX Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the CEFMX Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the CEFMX Index, and transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. The Fund may also deviate from the return of the CEFMX Index due to legal restrictions or limitations (such as diversification requirements). For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the CEFMX Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CEFMX Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the CEFMX Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, Shares may trade like closed-end funds at a discount to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened because APs may be required to post collateral, which only certain APs may be able to do. To the extent that APs exit the business or are unable to process creations or redemptions or similar activities, there may be a significantly diminished trading market for Shares.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, Inc. (“NYSE Arca”), there can be no assurance that active trading markets for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material decline in the Fund’s NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fund Shares Trading, Premium/Discount Risk and Liquidity Risk of Fund Shares. The market prices of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the CEFMX Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2016 was 12.81%.

Best Quarter:	8.29%	1Q ’14
Worst Quarter:	-8.18%	2Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2015

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/12/2011)

VanEck Vectors CEF Municipal Income ETF (return before taxes)	7.72%	7.23%
VanEck Vectors CEF Municipal Income ETF (return after taxes on distributions)	5.23%	4.87%
VanEck Vectors CEF Municipal Income ETF (return after taxes on distributions and sale of Fund Shares)	4.29%	4.53%
S-Network Municipal Bond Closed-End Fund Index (reflects no deduction for fees, expenses or taxes)	8.16%	7.77%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.79%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2011
George Chao	Portfolio Manager	July 2011

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares of the Fund.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund expects to distribute net investment income at least monthly, and any net realized long-term or short-term capital gains annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

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Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. Such distributions will generally be subject to state income taxes.

Distributions from the Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333
vaneck.com

(09/16)